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                                                                    EXHIBIT 99.1

                          SECURITIES PURCHASE AGREEMENT

         SECURITIES PURCHASE AGREEMENT (the "AGREEMENT"), dated as of December 9, 2003, by and among StemCells, Inc., a Delaware corporation, with headquarters located at 3155 Porter Drive, Palo Alto, California 94304 (the "COMPANY"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "BUYER" and collectively, the "BUYERS").

         WHEREAS:

         A. The Company and each Buyer desire to enter into this transaction to purchase the securities set forth herein pursuant to a currently effective shelf registration statement on Form S-3, as amended (Registration Number 333-83992) (the "REGISTRATION STATEMENT"), which Registration Statement has been declared effective in accordance with the Securities Act of 1933, as amended (the "1933 ACT"), by the United States Securities and Exchange Commission (the "SEC").

         B. Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate principal amount of shares of the Company's Common Stock, par value $0.01 per share (the "COMMON STOCK") set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount for all Buyers together shall be 5,000,000 shares and shall collectively be referred to herein as the "COMMON SHARES").

         C.       The Common Shares are referred to herein as the "SECURITIES".

         NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

         1.       PURCHASE AND SALE OF COMMON SHARES.

                  (a)      Purchase of Common Shares.

                           Subject to the satisfaction (or waiver) of the
conditions set forth in Sections 5(a) and 6(a) below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), the number of Common Shares as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (the "CLOSING").

                  (b) Purchase Price. The purchase price for each Buyer (the "PURCHASE PRICE") of the Common Shares to be purchased by each such Buyer at Closing shall be equal to $1.90 for each Common Share being purchased by such Buyer at the Closing.

                  (c) Closing Date. The date and time of the Closing (the "CLOSING DATE") shall be 10:00 a.m., New York City Time, on the date hereof after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5(a) and 6(a) below (or such later date as is mutually agreed to by the Company and each Buyer).

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                  (d)      Form of Payment. On the Closing Date, (i) each Buyer
shall pay its Purchase Price to the Company for the Common Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company's written wire instructions, and (ii) the Company shall cause the Company's transfer agent (the "TRANSFER AGENT") pursuant to the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, to credit such aggregate number of Common Shares that such Buyer is purchasing as is set forth opposite such Buyer's name in column (3) of the Schedule of Buyers to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system.

         2.       BUYER'S REPRESENTATIONS AND WARRANTIES.

                 Each Buyer represents and warrants with respect to only itself as of the date hereof and as of the Closing Date that:

                  (a) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

                  (b) Residency. Such Buyer is a resident of that country or state specified below its address on the Schedule of Buyers.

                  (c) Organization. Such Buyer duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, and has the requisite power and authorization to execute and deliver this Agreement and to consummate the transaction contemplated hereby.

                  (d) No Conflicts. The execution, delivery and performance of this Agreement by such Buyer and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the constituent documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree applicable to such Buyer or by which any property or asset of such Buyer is bound or affected, except in the case of clauses (ii) and (iii), for such breaches or defaults as would not be reasonably expected to have a material adverse effect on such Buyer's ability to consummate the transactions contemplated hereby.

                  (e) No Other Representations and Warranties. Each Buyer acknowledges that, except for the representations and warranties contained in the Transaction Documents, the Seller is not making any other express or implied representation or warranty on its behalf.

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         3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  Except as is set forth in the SEC Documents (as defined below) or the Disclosure Schedules, the Company represents and warrants to each of the Buyers as of the date hereof and as of the Closing Date that:

                  (a) Organization and Qualification. Each of the Company and its Subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and each Subsidiary is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "MATERIAL ADVERSE EFFECT" means any material adverse effect on the business, properties, assets, operations, results of operations, or financial condition of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below). For purposes of this Agreement, "SUBSIDIARY" means any entity in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest. The Company has no Subsidiaries other than StemCells California, Inc., a California corporation.

                  (b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each of the other agreements entered into or to be entered into on the Closing Date by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "TRANSACTION DOCUMENTS") and, to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies, or (ii) as any rights to indemnity or contribution hereunder may be limited by federal and state securities laws and public policy consideration.

                  (c) Issuance of Securities. The Common Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be free from all taxes, liens and charges with respect to the issue thereof. The issuance by the Company of the Securities has been registered under the 1933 Act and all of the Securities are freely transferable and tradable by the Buyers without restriction (other than restrictions that may be applicable to a particular Buyer by virtue of the nature of such Buyer). The Common Shares are being issued pursuant to the

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Registration Statement. The Registration Statement is effective and available for the issuance of the Securities thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The "Plan of Distribution" section under the Registration Statement permits the sale of the Securities hereunder. Upon receipt of the Securities, the Buyers will have good and marketable title to such Securities and such Securities will be freely tradable on The Nasdaq SmallCap Market (the "PRINCIPAL MARKET").

                  (d) No Conflicts. Assuming the accuracy of all representations made by the Buyers herein, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) result in a violation of the certificate of incorporation, any certificate of designations, preferences and rights of any outstanding series of preferred stock or Bylaws of the Company or any Subsidiary or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any Subsidiary is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except in the case of clauses (ii) and (iii), for such breaches or defaults as would not be reasonably expected to have a Material Adverse Effect.

                  (e) Consents. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date other than (i) the application(s) to the Principal Market for the listing of the Common Shares for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (b) such as have already been obtained, and (c) compliance with Rule 4310(c)(17) of the National Association of Securities Dealers, Inc. The Company and each Subsidiary are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the foregoing. Except (i) for the facts that the Common Stock has previously traded below $1.00 and the Company's shareholders equity is (as of the date hereof) less than $2.5 million and (ii) as disclosed on Schedule 3(e), the Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

                  (f) Acknowledgment Regarding Buyer's Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated

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hereby and thereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

                  (g) Placement Agent's Fees. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor, or at the direction of any of them) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim.

                  (h) No Securities Law Violations. None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the issuance of the Securities to be in violation of the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would cause the issuance of any of the Securities to be in violation of the 1933 Act or cause the offering of the Securities to be integrated with other offerings as set forth herein.

                  (i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (as defined in Section 3(q)) or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities.

                  (j) SEC Documents; Financial Statements. Since December 31, 2001, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof or prior to the date of the Closing, including the Registration Statement and any prospectus pursuant thereto, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC DOCUMENTS"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules

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and regulations of the SEC promulgated thereunder applicable to the SEC
Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company and each Subsidiary as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). After giving effect to the 8-K Filing (as defined below), no other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

                  (k)      Absence of Certain Changes. Except as disclosed in
Schedule 3(l), since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, or results of operations of the Company or any Subsidiary. Since December 31, 2002, the Company has not (i) declared or paid any dividends (other than in connection with the Company's 3% Cumulative Convertible Preferred Stock), (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or
(iii) had capital expenditures, individually or in the aggregate, in excess of $500,000. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company, after giving effect to the transactions contemplated hereby to occur at each Closing, will not be Insolvent (as defined below). For purposes of this Section 3(k), "INSOLVENT" means (i) the present fair saleable value of the Company's assets is less than the amount required to pay the Company's total indebtedness, contingent or otherwise, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) the Company intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) the Company has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

                  (l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is contemplated to occur, with respect to the Company or any Subsidiary or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly

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announced.

                  (m) Conduct of Business; Regulatory Permits. Neither the Company nor any Subsidiary is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or Bylaws or their organizational charter or bylaws, respectively. Neither the Company nor any Subsidiary is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any Subsidiary, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth in Section 3(e) hereof (including Schedule 3(e)) and without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as set forth in Section 3(e) hereof (including Schedule 3(e)), since December 23, 2002,
(i) the Common Stock has been designated for quotation or listed on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of its certificate, authorization or permit.

                  (n) Foreign Corrupt Practices. Neither the Company, nor any Subsidiary, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

                  (o) Transactions With Affiliates. Except as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, none of the officers, directors or employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

                  (p) Equity Capitalization. Except for subsequent issuances of common stock upon exercise or conversion of common stock equivalents set forth in the Company's most

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recent periodic report filed with the SEC, the capitalization of the Company is as set forth in the Company's most recent periodic report and most recent current report on Form 8-K filed with the SEC. Except as set forth in the SEC Documents (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of capital stock of the Company or any Subsidiary or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any Subsidiary; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness (as defined in Section 3(q)) of the Company or any Subsidiary or by which the Company or any Subsidiary is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company or any Subsidiary is obligated to register the sale of their securities under the 1933 Act; (vi) there are no outstanding securities or instruments of the Company or any Subsidiary which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or any Subsidiary; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents (as defined herein) but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any Subsidiary's respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect. The Company has furnished to the Buyer true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "CERTIFICATE OF INCORPORATION"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "BYLAWS"), and the terms of all securities convertible into, or exercisable or exchangeable for, Common Stock and the material rights of the holders thereof in respect thereto.

                  (q) Indebtedness and Other Contracts. Except as disclosed in the SEC Documents, neither the Company nor any Subsidiary (i) has any material outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. The SEC Documents set forth each of the Company's "material contracts," as such term is used in Item 601 of Regulation S-K promulgated by the SEC. For purposes of this Agreement: (x) "INDEBTEDNESS" of any Person means, without

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duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, change, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and
(z) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (r) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, the Common Stock or any Subsidiary or any of the Company's or any Subsidiary's officers or directors in their capacities as such.

                  (s) Insurance. The Company and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

                  (t) Employee Relations. (i) Neither the Company nor any Subsidiary is a party to any collective bargaining agreement or employs any member of a union. The Company

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and its Subsidiaries believe that their relations with their employees are good.
No executive officer of the Company (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. No executive officer of the Company, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters.

                           (ii)     The Company and its Subsidiaries are in
compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                  (u) Title. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Neither the Company nor any Subsidiary owns any real property. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

                  (v) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights ("INTELLECTUAL PROPERTY RIGHTS") necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 3(v), none of the Company's issued patents that are assigned to it or any Intellectual Property Rights that are material to the business of the Company have expired or terminated, or are expected to expire or terminate within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or any Subsidiary of Intellectual Property Rights of others except where such infringement would not, individually or in the aggregate, have a Material Adverse Effect on the Company. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or any Subsidiary regarding its Intellectual Property Rights which could have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

                  (w)      Environmental Laws. The Company and its Subsidiaries
(i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "ENVIRONMENTAL LAWS" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "HAZARDOUS MATERIALS") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                  (x) Subsidiary Rights. The Company has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of each Subsidiary as owned by the Company.

                  (y) Tax Status. The Company and each Subsidiary (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no reasonable basis for any such claim.

                  (z) Internal Accounting Controls. The Company and each Subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. In addition, the Company has established and maintains disclosure controls and procedures as defined in Rule 13a-14 under the 1934 Act and in compliance with Rule 13a-15 under the 1934 Act.

                  (aa) Disclosure. Except for the existence and terms of this Agreement and the transactions contemplated hereby, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their respective agents or counsel with any information that constitutes or might constitute material, nonpublic information. The Borrower understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any Subsidiary or either of its or their respective business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the Exchange Act of 1934, as amended, are being incorporated into an effective registration statement filed by the Company under the 1933 Act). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

                  (bb) Sarbanes-Oxley Act. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof, except where such noncompliance would not have a Material Adverse Effect.

                  (cc) FDA Compliance. The Company and its Subsidiaries, and the manufacture, marketing and sales of the Company's products, complies with any and all applicable requirements of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. Section 301, et seq., any rules and regulations of the Food and Drug Administration promugulated thereunder, and any similar laws outside of the United States to which the company is subject, except where such noncompliance would not have a Material Adverse Effect.

         4.       COVENANTS.

                  (a) Reasonable Best Efforts. Each party shall use its reasonable best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

                  (b) Prospectus Supplement and Blue Sky. On or before the Closing the Company shall deliver, and as soon as practicable after the Closing the Company shall file, a prospectus supplement to the Registration Statement with respect to the Securities as required under and in conformity with the 1933 Act. If required, the Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

                  (c) Reporting Status. Until the date on which the Buyers shall have sold all the Common Shares (the "REPORTING PERIOD"), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

                  (d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities for working capital, general corporate and other purposes.

                  (e) Listing. The Company shall promptly secure the listing of the Common Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all the Common Shares from time to time issuable under the terms of the Transaction Documents. The Company shall use its best efforts to maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any Subsidiary shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market and shall comply, in all material respect, with the rules and regulations of the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(e).

                  (f) Fees. The Company shall reimburse the Buyers in the aggregate $10,000 for the Buyers reasonable expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereunder. The Company shall be responsible for the payment of any placement agent's fees or broker's commissions relating to or arising out of the transactions contemplated hereby. Except as otherwise set forth in this Agreement, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

                  (g) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City Time, on the first trading day following the date hereof, issue a press release reasonably acceptable to the Buyers disclosing all material terms of the transactions contemplated hereby. On or before 5:00 p.m., New York City Time, on the first business day following the execution and delivery of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act, and attaching the material Transaction Documents (including, without limitation, this Agreement) as exhibits to such filing (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any Subsidiary or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each Subsidiary and each of its respective officers, directors, employees and agents, not to, provide any Buyer with any material nonpublic information regarding the Company or any Subsidiary from and after the filing of the 8-K Filing with the SEC (x) without the express written consent of such Buyer and (y) unless such Buyer shall have executed a customary and reasonable written agreement regarding the confidentiality of such information. In the event of a breach of the foregoing covenant by the Company, any Subsidiary, or its each of respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to demand that the Company make a public disclosure, and if the Company fails to do so within two Business Days the Buyer may make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, each Subsidiary, or each of its respective officers, directors, employees or agents. (As used herein, "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.) No Buyer shall have any liability to the Company, any Subsidiary, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure unless such Buyer acts with gross negligence or willful misconduct. Subject to the foregoing, neither the Company nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior written consent of the Company, in the case of such a press release or public statement by any Buyer, or the Buyers, in the case of such a press release or public statement by the Company, such consent not to be unreasonably withheld or delayed; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing (1) and contemporaneously therewith or (2) in connection with the Company's periodic reports filed with the Commission and
(ii) as is required by applicable law and regulations, including the applicable rules and regulations of the Principal Market (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

                  (h) Additional Issuances of Securities. From the date hereof until March 15, 2004, the Company covenants and agrees that the Company will not, directly or indirectly, sell, grant any option to purchase, or otherwise dispose of (or announce any sale, grant or any option to purchase or other disposition of), whether pursuant to the Registration Statement or otherwise, any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities or any stock or securities convertible into or exercisable or exchangeable for Common Stock. The foregoing restrictions shall not apply (1) in connection with any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries, or pursuant to the exercise of any securities of the Company issued thereunder; (2) upon conversion of any options or convertible securities that are outstanding on the day immediately preceding the Closing Date, provided, that the terms of such options or convertible securities are not amended, modified or changed on or after the Closing Date; or (3) to transactions involving a strategic alliance, acquisition of stock or assets, merger, collaboration, joint venture, partnership or other similar arrangement of the Company with another corporation, partnership or other business entity (A) which is engaged in a business similar, complementary or related to the business of the Company or (B) pursuant to which the Company issues securities with the primary purpose to directly or indirectly acquire, license or otherwise become entitled to use technology relevant to or useful in the Company's business.

         5.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

                  (a) Closing Date. The obligation of the Company hereunder to issue and sell the Common Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

                           (i)      Such Buyer shall have executed each of the
Transaction Documents to which it is a party and delivered the same to the Company.

                           (ii)     Such Buyer shall have delivered to the
Company the Purchase Price (less, the amounts withheld pursuant to Section 4(f)) for the Common Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (iii)    The representations and warranties of such
Buyer shall be true and correct in all material respects (except for representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date. The Company shall have received a certificate, executed by an authorized officer of each Buyer, dated as of the Closing Date, to the foregoing effect in the form attached hereto as Exhibit A.

         6.       CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

                  (a) Closing Date. The obligation of each Buyer hereunder to purchase the Common Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (i)      The Company shall have executed and
delivered to such Buyer each of the Transaction Documents.

                           (ii)     Such Buyer shall have received the opinion
of Ropes & Gray LLP, the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit B attached hereto.

                           (iii)    The Company shall have delivered to such
Buyer a certificate evidencing the incorporation and good standing of the Company in its state of incorporation issued by the Secretary of State of such state of incorporation as of a date within 10 days of the Closing Date.

                           (iv)     The Company shall have delivered to such
Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State of the State of California as of a date within 10 days of the Closing Date.

                           (v)      The Company shall have delivered to such
Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within 10 days of the Closing Date.

                           (vi)     The Company shall have delivered to such
Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer (the "RESOLUTIONS"), (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit C.

                           (vii)    The representations and warranties of the
Company shall be true and correct in all material respects (except for representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects (except for covenants, agreements and conditions that are qualified by materiality, which shall be complied with in all respects) with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit D.

                           (viii)   The Company shall have delivered to such
Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

                           (ix)     The Company shall have obtained all
governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Common Shares, including, without limitation, the expiration or waiver of the 15-day period set forth in Rule 4310(c)(17) of the National Association of Securities Dealers, Inc.

                           (x)      The Registration Statement shall be
effective and available for the issuance and sale of the Securities hereunder and the Company shall have delivered to the Buyer the prospectus required thereunder.

                           (xi)     The Company shall have delivered to such
Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

         7. TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer on the Closing Date due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 5 and 6 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 7, the Company shall remain obligated to reimburse the Buyers for the expenses described in Section 4(f) above.

         8.       MISCELLANEOUS.

                  (a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                  (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                  (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of Common Shares representing at least a majority of the amount of the Common Shares, or, if prior to the Closing Date, the Buyers listed on the Schedule of Buyers as being obligated to purchase at least a majority of the amount of the Common Shares. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Common Shares then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents or holders of Common Shares, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                  (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  StemCells, Inc.
                  3155 Porter Drive
                  Palo Alto, California  94304
                  Telephone:        (650) 475-3100
                  Facsimile:        (650) 475-3101
                  Attention:        Martin McGlynn

         with a copy to:

                  Ropes & Gray LLP
                  One International Place
                  Boston, Massachusetts  02110
                  Telephone:        (617) 951-7000
                  Facsimile:        (617) 951-7050
                  Attention:        Geoffrey Davis

         If to the Transfer Agent:

                  EquiServe Trust Company, L.P.

                  P.O. Box 8040
                  Boston, Massachusetts  02266-8040
                  Telephone:  (781) 575-2130
                  Facsimile:  (781) 575-2549

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                  (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of Common Shares representing at least a majority of the number of the Common Shares. A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

                  (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  (i)      Survival. Unless this Agreement is terminated under
Section 7, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

                  (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  (k) Indemnification. (i) In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this

Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee to the extent resulting from or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (iii) the status of such Buyer or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

                           (ii)     Promptly after receipt by an Indemnitee
under this Section 8(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if an Indemnified Liability in respect thereof is to be made against any indemnifying party under this Section 8(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the indemnifying party, if, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. Legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority of the Purchased Shares. The Indemnitee shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Indemnified Liabilities by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee that relates to such action or Indemnified Liabilities. The indemnifying party shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liabilities or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 8(k), except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

                           (iii)    The indemnification required by this Section
8(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred.

                           (iv)     The indemnity agreements contained herein
shall be in addition to (i) any cause of action or similar right of the Indemnitee against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

                  (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                  (m) Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                  (n) Payment Set Aside. To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

                  (o) Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitations, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, each Buyer and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:                                               BUYERS:

STEMCELLS, INC.                                        THE RIVERVIEW GROUP LLC

By:________________________________                    By:______________________
   Name:                                                  Name:
   Title: Chief Executive Officer                         Title:

                               SCHEDULE OF BUYERS

        (1)                         (2)                     (3)                    (4)
                                                         NUMBER OF
                                                          COMMON         LEGAL REPRESENTATIVE'S
       BUYER            ADDRESS AND FACSIMILE NUMBER      SHARES       ADDRESS AND FACSIMILE NUMBER
---------------------------------------------------------------------------------------------------
THE RIVERVIEW GROUP     666 Fifth Avenue, 8th floor      5,000,000       Schulte Roth & Zabel LLP
LLC                     New York, New York  10103                        919 Third Avenue
                        Attention:  Daniel Cardella                      New York, NY 10022
                        Facsimile:   (212) 977-1667                      Attn:  Eleazer Klein, Esq.
                        Telephone: (212) 841-4100                        Facsimile:  (212) 593-5955
                        Residence:  Delaware                             Telephone:  (212) 756-2000

                                    EXHIBITS

Exhibit A         Form of Buyer Certificate
Exhibit B         Form of Company Counsel Opinion
Exhibit C         Form of Secretary's Certificate
Exhibit D         Form of Officer's Certificate

                                    SCHEDULES

Schedule 3(e)              Consents
Schedule 3(l)              Absence of Certain Changes
Schedule 3(w)              Intellectual Property